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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 5, 2004

HOMESTAR MORTGAGE ACCEPTANCE CORP. (as company under a Pooling and Servicing Agreement, dated as of March 1, 2004, providing for, inter alia, the issuance of Asset-Backed Pass-Through Certificates, Series 2004-1)


                       Homestar Mortgage Acceptance Corp.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                   333-107563                 90-0098699
         --------                   ----------                 ----------
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
of Incorporation)                   File Number)            Identification No.)

W. 115 Century Road
Paramus, New Jersey                                              07652
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(Address of Principal                                          (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (201) 225-2006


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

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a) Not applicable

         (b) Not applicable

         (c) Exhibits:

         1. Pooling and Servicing Agreement, dated as of March 1, 2004 among Homestar Mortgage Acceptance Corp., as company, Wells Fargo Bank, National Association, as master servicer and securities administrator, and HSBC Bank USA, as trustee.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                           HOMESTAR MORTGAGE ACCEPTANCE CORP.


                                           By: /s/ Frank Plenskofski
                                               ---------------------------------
                                           Name:   Frank Plenskofski
                                           Title:  Vice President and Treasurer

Dated: March 22, 2004

                                  EXHIBIT INDEX



                              Item 601 (a) of               Sequentially
Exhibit                       Regulation S-K                Numbered
Number                        Exhibit No.                   Description                         Page
------                        -----------                   -----------                         ----
1                             4                             Pooling and Servicing               5
                                                            Agreement